UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

Current Report
Pursuant to Section 13 or 15(D) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 17, 2003 (January 3, 2003)

VANGUARD HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware		62-1698183
(State or other jurisdiction of		(I.R.S. Employer
incorporation or organization)	Commission File Number: 333-71934	Identification No.)

20 Burton Hills Boulevard, Suite 100
Nashville, TN 37215
(Address and zip code of principal executive office)

(615) 665-6000
(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
Audited Consolidated Financial Statements
Unaudited Interim Condensed Financial Statements
Pro Forma Condensed Consolidated Fin. Statements

     Vanguard Health Systems, Inc. (“the Company”), a Delaware corporation, hereby amends its Current Report on Form 8-K, dated January 14, 2003, relating to the acquisition of substantially all of the assets of Baptist Health System (“BHS”) on January 3, 2003 (the “acquisition”). The Company is filing this amendment for the purpose of including the required financial statements and pro forma financial information with respect to the acquisition in accordance with the requirements of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The required audited consolidated financial statements of BHS as of August 31, 2002, 2001 and 2000, and for the years then ended, are filed herewith as Exhibit 99.2. The required unaudited condensed consolidated financial statements of BHS as of December 31, 2002, and for the four month periods ended December 31, 2002 and 2001 are filed herewith as Exhibit 99.3.

(b)	Pro Forma Financial Information

The required unaudited pro forma condensed consolidated financial statements of the Company and its subsidiaries, giving effect to the acquisition as if it had occurred on December 31, 2002, as to the balance sheet, and on July 1, 2002 and 2001 as to the statements of operations, are filed herewith as Exhibit 99.4.

(c)	Exhibits

2	Purchase and Sale Agreement, dated as of October 8, 2002, by and among Baptist Health System, VHS San Antonio Partners, L.P. and Vanguard Health Systems, Inc. (Incorporated by reference from Exhibit 10.1 to Vanguard’s Current Report on Form 8-K dated October 9, 2002.)

3	Certificate of Incorporation.*

4	8.18% Convertible Subordinated Notes due 2013 of Vanguard Health Systems, Inc. dated as of January 1, 2003.*

10.1	Agreement Between the Shareholders of VHS Acquisition Subsidiary Number 5, Inc. dated as of January 1, 2003.*

10.2	License Agreement between Baptist Health System and VHS San Antonio Partners, L.P. dated as of January 1, 2003.*

10.3	First Amendment to Credit Agreement, dated as of October 8, 2002, among Vanguard Health Systems, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the lender parties thereto. (Incorporated by reference from Exhibit 10.6 to Vanguard’s Current Report on Form 8-K dated October 9, 2002.)

10.4	Second Amendment to Credit Agreement, dated as of December 31, 2002, among Vanguard Health Systems, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the lender parties thereto.*

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10.5	Incremental Term Loan Commitment Agreement, dated as of January 3, 2003, among Vanguard Health Systems, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the term loan lenders party thereto.*

99.1	Press Release of Vanguard Health Systems, Inc. dated January 3, 2003. (Incorporated by reference from Exhibit 99 to Vanguard’s Current Report on Form 8-K dated January 3, 2003.)

99.2	Audited consolidated financial statements of Baptist Health System as of and for the years ended August 31, 2002, 2001 and 2000, together with independent auditors’ report.

99.3	Unaudited interim condensed consolidated consolidated financial statements of Baptist Health System as of December 31, 2002, and for the four months ended December 31, 2002 and 2001.

99.4	Unaudited pro forma condensed consolidated financial statements of Vanguard Health Systems, Inc. as of December 31, 2002, and for the six months ended December 31, 2002, and the year ended June 30, 2002.

* Denotes documents previously filed.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANGUARD HEALTH SYSTEMS, INC.

/s/ Phillip W. Roe

Phillip W. Roe Senior Vice President, Controller and Chief Accounting Officer

Date: March 17, 2003

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EXHIBIT INDEX

Exhibit
Number

Purchase and Sale Agreement, dated as of October 8, 2002, by and among Baptist Health System, VHS San Antonio Partners, L.P. and Vanguard Health Systems, Inc. (Incorporated by reference from Exhibit 10.1 to Vanguard’s Current Report on Form 8-K dated October 9, 2002.)	2

Certificate of Incorporation.*	3

8.18% Convertible Subordinated Notes due 2013 of Vanguard Health Systems, Inc. dated as of January 1, 2003.*	4

Agreement Between the Shareholders of VHS Acquisition Subsidiary Number 5, Inc. dated as of January 1, 2003.*	10.1

License Agreement between Baptist Health System and VHS San Antonio Partners, L.P. dated as of January 1, 2003.*	10.2

First Amendment to Credit Agreement, dated as of October 8, 2002, among Vanguard Health Systems, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the lender parties thereto. (Incorporated by reference from Exhibit 10.6 to Vanguard’s Current Report on Form 8-K dated October 9, 2002.)	10.3

Second Amendment to Credit Agreement, dated as of December 31, 2002, among Vanguard Health Systems, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the lender parties thereto.*	10.4

Incremental Term Loan Commitment Agreement, dated as of January 3, 2003, among Vanguard Health Systems, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the term loan lenders party thereto.*	10.5

Press Release of Vanguard Health Systems, Inc. dated January 3, 2003. (Incorporated by reference from Exhibit 99 to Vanguard’s Current Report on Form 8-K dated January 3, 2003.)	99.1

BAPTIST HEALTH SYSTEM
Audited Consolidated Financial Statements as of and for the years ending August 31, 2002, 2001 and 2000	99.2
Unaudited Interim Condensed Consolidated Financial Statements as of December 31, 2002, and for the four months ended December 31, 2002 and 2001	99.3

VANGUARD HEALTH SYSTEMS, INC.
Unaudited Pro Forma Condensed Consolidated Financial Statements as of December 31, 2002, and for the six months ended December 31, 2002, and the year ended June 30, 2002	99.4

* Denotes document previously filed.

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